THE FBR FUNDS

Equity Funds

R Class

FBR Focus Fund (FBRRX)

FBR Small Cap Financial Fund (FBRWX)

FBR Gas Utility Index Fund (GASSX)

Supplement dated September 22, 2010

to the Prospectus and Statement of Additional Information dated February 26, 2010

The Board of Trustees of The FBR Funds has approved the closure of R Class shares of the FBR Focus Fund, the FBR Small Cap Financial Fund and the FBR Gas Utility Index Fund (each a “Fund” and, collectively, the “Funds”) and the conversion of all outstanding R Class shares of each of the Funds into Investor Class shares of each respective Fund (the “Conversion”).  As a result of the Conversion, effective as of the close of business on October 22, 2010, each outstanding R Class share will be automatically exchanged for Investor Class shares of the same Fund having an aggregate net asset value equal to the aggregate net asset value of the R Class shares so exchanged.

No redemption fees or sales charges will be imposed in connection with the Conversion.  It is anticipated that the Conversion will be tax-free for federal income tax purposes, which means that R Class shareholders will not have a taxable gain or loss on the conversion of their R Class shares into Investor Class shares.

The Conversion is expected to occur on or about October 22, 2010 (the “Conversion Date”).  Effective as of the date of this Supplement, R Class shares of the Funds will be closed to new investors and R Class shares will no longer be offered for sale.  Existing R Class shareholders may continue to purchase and redeem R Class shares, and, as applicable, will be able to continue to receive dividends and distributions in additional R Class shares until the close of business on the Conversion Date.

Investors should retain this supplement for future reference.